Mailing Address: PO Box 9431 Stn Prov Govt Victoria BC V8W 9V3 www.corporateonline.gov.bc.ca Location: 2nd Floor - 940 Blanshard Street Victoria BC 1 877 526-1526 Cover Sheet STARZ ENTERTAINMENT CORP. Confirmation of Service Form Filed: Notice of Change of Directors Date and Time of Filing: August 25, 2025 12:47 PM Pacific Time Name of Company: STARZ ENTERTAINMENT CORP. Incorporation Number: BC0786966 This package contains: • Certified Copy of the Notice of Articles Check your documents carefully to ensure there are no errors or omissions. If errors or omissions are discovered, please contact the Corporate Registry for instructions on how to correct the errors or omissions. Page: 1 of 1

BRITISH COLUMBIA | BC Registry Services

Mailing Address:
PO Box 9431 Stn Prov Govt
Victoria BC V8W 9V3
www.corporateonline.gov.bc.ca

Location:
2nd Floor - 940 Blanshard Street
Victoria BC
1 877 526-1526

CERTIFIED COPY
Of a Document filed with the Province of British Columbia Registrar of Companies

SINEAD O'CALLAGHAN

Notice of Articles

BUSINESS CORPORATIONS ACT

This Notice of Articles was issued by the Registrar on: August 25, 2025 12:47 PM Pacific Time

Incorporation Number: BC0786966

Recognition Date and Time: April 1, 2007 12:00 AM Pacific Time as a result of an Amalgamation

NOTICE OF ARTICLES

Name of Company:

STARZ ENTERTAINMENT CORP.

REGISTERED OFFICE INFORMATION

Mailing Address:
20TH FLOOR, 250 HOWE STREET
VANCOUVER BC V6C 3R8
CANADA

Delivery Address:
20TH FLOOR, 250 HOWE STREET
VANCOUVER BC V6C 3R8
CANADA

RECORDS OFFICE INFORMATION

Mailing Address:
20TH FLOOR, 250 HOWE STREET
VANCOUVER BC V6C 3R8
CANADA

Delivery Address:
20TH FLOOR, 250 HOWE STREET
VANCOUVER BC V6C 3R8
CANADA

Page: 1 of 4

DIRECTOR INFORMATION Last Name, First Name, Middle Name: WILSON, ED Mailing Address: 1647 STEWART STREET SANTA MONICA CA 90404 UNITED STATES Delivery Address: 1647 STEWART STREET SANTA MONICA CA 90404 UNITED STATES Last Name, First Name, Middle Name: Clyburn, Mignon Mailing Address: 1647 STEWART STREET SANTA MONICA CA 90404 UNITED STATES Delivery Address: 1647 STEWART STREET SANTA MONICA CA 90404 UNITED STATES Last Name, First Name, Middle Name: HIRSCH, JEFFREY A. Mailing Address: 1647 STEWART STREET SANTA MONICA CA 90404 UNITED STATES Delivery Address: 1647 STEWART STREET SANTA MONICA CA 90404 UNITED STATES Last Name, First Name, Middle Name: BURNS, MICHAEL Mailing Address: 1647 STEWART STREET SANTA MONICA CA 90404 UNITED STATES Delivery Address: 1647 STEWART STREET SANTA MONICA CA 90404 UNITED STATES Last Name, First Name, Middle Name: Sloan, Harry Mailing Address: 1647 STEWART STREET SANTA MONICA CA 90404 UNITED STATES Delivery Address: 1647 STEWART STREET SANTA MONICA CA 90404 UNITED STATES Last Name, First Name, Middle Name: SIMMONS, HARDWICK Mailing Address: 1647 STEWART STREET SANTA MONICA CA 90404 UNITED STATES Delivery Address: 1647 STEWART STREET SANTA MONICA CA 90404 UNITED STATES Page: 2 of 4

Last Name, First Name, Middle Name: MANN, BRUCE Mailing Address: 1647 STEWART STREET SANTA MONICA CA 90404 UNITED STATES Delivery Address: 1647 STEWART STREET SANTA MONICA CA 90404 UNITED STATES Last Name, First Name, Middle Name: SAPAN, JOSHUA W. Mailing Address: 1647 STEWART STREET SANTA MONICA CA 90404 UNITED STATES Delivery Address: 1647 STEWART STREET SANTA MONICA CA 90404 UNITED STATES Last Name, First Name, Middle Name: Rachesky, Mark Mailing Address: 1647 STEWART STREET SANTA MONICA CA 90404 UNITED STATES Delivery Address: 1647 STEWART STREET SANTA MONICA CA 90404 UNITED STATES Last Name, First Name, Middle Name: GERSH, LISA Mailing Address: 1647 STEWART STREET SANTA MONICA CA 90404 UNITED STATES Delivery Address: 1647 STEWART STREET SANTA MONICA CA 90404 UNITED STATES Last Name, First Name, Middle Name: Fine, Emily Mailing Address: 1647 STEWART STREET SANTA MONICA CA 90404 UNITED STATES Delivery Address: 1647 STEWART STREET SANTA MONICA CA 90404 UNITED STATES RESOLUTION DATES: Date(s) of Resolution(s) or Court Order(s) attaching or altering Special Rights and Restrictions attached to a class or a series of shares: December 7, 2016 December 7, 2016 AUTHORIZED SHARE STRUCTURE Page: 3 of 4

1. 200,000,000 Preference Shares Without Par Value With Special Rights or Restrictions attached _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ 2. No Maximum Common Shares Without Par Value Without Special Rights or Restrictions attached _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ Page: 4 of 4